Exhibit 10.14A

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

FOURTH AMENDMENT

to the

Exclusive License Agreement

Effective September 28, 2016

Between

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

And

THERAS, INC.

Effective December 16, 2019, (the “Fourth Amendment Effective Date”) THE REGENTS OF THE UNIVERSITY OF CALIFORNIA (“THE REGENTS”), a California corporation, having its statewide administrative offices at 1111 Franklin Street, 12th Floor, Oakland, California 94607-5200 and acting through its Office of Technology Management, University of California San Francisco (“UCSF”), 600 16th Street, Suite S-272, San Francisco, CA 94143 and TheRas, Inc., a Delaware corporation, having a principal place of business at 421 Kipling Street, Palo Alto, CA 94301 (“LICENSEE”), agree as follows:

1.	Background
1.1

THE REGENTS and LICENSEE are parties to a License Agreement effective September 28, 2016 with UC Agreement Control No. 2017-03-0138 (“Original Agreement”) for “Covalent Modification on CAAX- box Cysteine of K-Ras 4B Using Tethering Compounds” as described in UC Case No. [***], a first subsequent amendment with an effective date of January 10, 2017 (the “First Amendment”), a subsequent amendment with an effective date of August 10, 2017 (the “Second Amendment”), and a subsequent amendment with an effective date of September 7th, 2018 (the “Third Amendment”).

ACTIVE/101829023.3

1.2	THE REGENTS and LICENSEE wish to amend the Original Agreement to add additional patent rights, listed below, to the Original Agreement.
UC Case No.	TheRas Ref. No.	Application No.	Case Title
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

and additional edits as reflected below.

2.	Amendments
2.1	Background Paragraph A is hereby deleted and replaced with the following:

“A.Certain inventions, generally characterized as “Covalent Modification on CAAX-box Cysteine of K-Ras 4B Using Tethering Compounds” (UC Case Nos. [***] and Leidos Biomedical No. [***]) (collectively “Original Invention”), made in the course of research at UCSF and Leidos Biomedical Research, Inc. (“Leidos”) by Drs. Frank P. McCormick, Stephan C. Gysin, Adam R. Renslo, and David Turner at UCSF and by Drs. Anna E. Maciag and Oleg Chertov of Leidos (collectively, the “Original Inventors”) and are claimed in Patent Rights as defined below.

Certain inventions generally characterized as “Phenylacetamide- and triazole-based covalent inhibitors targeting H95 in Kras” as described in UC Case No. [***] and Leidos Biomedical No. [***] (collectively the “Second Invention”), made in the course of research at UCSF by Drs. Frank P. McCormick, Adam R. Renslo, and Elizabeth D. Vo at UCSF and by Drs. Anna E. Maciag, David Turner, and Marcin Dyba of Leidos Biomedical Research, Inc. (“Leidos”) (collectively, the “Second Inventor List”) and are claimed in Patent Rights a defined below.

The Original Invention and the Second Invention are collectively referred to as the “Initial Invention Set”.

ACTIVE/101829023.3

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

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Certain inventions generally characterized as “Sulfonamide-based modulators of KRAS4b with enhanced biochemical and biological activity over analogous amides” as described in UC Case No [***] (the “Third Invention”), were made in the course of research at UCSF by Dr. Adam R Renslo at UCSF, at Leidos by Drs. Anna E. Maciag, David M. Turner, Christopher J. Brassard, Vandana Kumari, and Marcin Dyba, and at Licensee by Drs. Matthew Alexander James Duncton, Eddy Low, Anjali Pandey, Swapan Kuma, Samanta, Athisayamani Jeyaraj Duraiswamy, Holly V. Adcock, Daniel Hamza, and Stuart T. Onions (“Third Inventor List”) and are claimed in Patent Rights as defined below.

Certain inventions generally characterized as “K-Ras Modulators with an Acrylamide Moiety” as described in UC Case No [***] (the “Fourth Invention”) were made in the course of research at UCSF by Drs. Adam R, Renslo and David Turner, at Leidos by Drs. David Turner, Anna E. Maciag, Christopher J. Bassard, at Vandana Kumari, and at Licensee by Drs. Anjali Pandey, Matthew Alexander James Duncton, and Swapan Kumar Samanta (“Fourth Inventor List”) and are claimed in Patent Rights as defined below.

Certain inventions generally characterized as “K-Ras Modulators with a Direct-Linked Sulfonamide Moiety” as described in UC Case No [***] (the “Fifth Invention”) were made in the course of research at UCSF by Drs. Adam R. Renslo and David Turner, at Leidos by Dr. David Turner, and at Licensee by Drs. Anjali Pandey and Swapan Kumar Samanta (“Fifth Inventor List”) and are claimed in Patent Rights as defined below.

The Third Invention, Fourth Invention, and Fifth Invention are collectively referred to as the “Subsequent Invention Set”.

The Initial Invention Set and the Subsequent Invention Set are collectively referred to as the “Invention”. The Original Inventors, the Second Inventor List, the Third Inventor List, the Fourth Inventor List, and the Fifth Inventor List are collectively referred to as the “Inventors”.

2.2	Paragraph 1.11 is hereby deleted and replaced with the following:

“1.11 Patent Rights” means the Valid Claims of the following:

(a)	to the extent assigned to or otherwise obtained by The Regents and/or Leidos, the following United States patents and patent applications, herein as defined as “Initial Patent Rights”:

ACTIVE/101829023.3

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

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UC Case Number	TheRas Ref. No.	Application Number	Filing or Issue Date
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Initial Patent Rights shall further include the Valid Claims of, to the extent assigned to or otherwise obtained by The Regents and/or Leidos, the corresponding foreign patents and patent applications and any reissues, extensions, substitutions, continuations, divisions, and continuation-in-part applications (but only those Valid Claims in the continuation-in-part applications that are entirely supported in the specification and entitled to the priority date of the parent application). Further, The Regents agrees that it will not file or prosecute additional patent applications, outside the scope of the Patent Rights, based on the invention disclosure existing as of the Effective Date of the Original Agreement that is identified as UC Case No. [***] and Leidos Biomedical No. [***] or existing as of the Second Amendment Effective Date that is identified as UC Case No. [***] and Leidos Biomedical No. [***]. For the avoidance of doubt, this definition of Patent Rights excludes any rights in and to Option Inventions, except as provided under Article 4.”

(b)	to the extent assigned to or otherwise obtained by The Regents, the following United States patents and patent applications, herein defined as the “Subsequent Patent Rights”:
UC Case Number	TheRas Case No.	Application Number	Jurisdiction	Filing Date
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

ACTIVE/101829023.3

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

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UC Case Number	TheRas Case No.	Application Number	Jurisdiction	Filing Date
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Subsequent Patent Rights shall further include the Valid Claims of, to the extent assigned to or otherwise obtained by The Regents, the corresponding foreign patents and patent applications and any reissues, extensions, substitutions, continuations, divisions, and continuation-in-part applications (but only those Valid Claims in the continuation-in-part applications that are entirely supported in the specification and entitled to the priority date of the parent application). For the avoidance of doubt, Subsequent Patent Rights shall further include provisional or nonprovisional applications filed within the Paris convention year with claims to additional compounds or sub-genera that fall within the scope of the genus described in the Subsequent Patent Rights existing as of the Fourth Amendment Effective Date, provided that (1) such applications are conceived and reduced to practice by Dr. Adam Renslo (including together with inventors at Leidos and/or Licensee), (2) such applications are assigned to or otherwise obtained by only The Regents, Leidos, and Licensee, and (3) within sixty (60) days of the filing of such patent applications, the parties amend in writing the table in this Section 2.2(b).

For the avoidance of doubt, Patent Rights shall include both the Initial Patent Rights and the Subsequent Patent Rights. For the avoidance of doubt, this definition of Patent Rights excludes any rights in and to Option Inventions, except as provided under Article 4.”

ACTIVE/101829023.3

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

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2.3	The following is hereby added to the end of Paragraph 3.3
“3.3.1

If The Regents (as represented by the actual knowledge of the licensing professional responsible for administration of this Agreement) becomes aware of, or if a third party becomes aware of and notifies such licensing professional of, an application or use for Licensed Products within the licensed Field of Use and there is reasonable scientific, and clinical basis for such application of use, but for which such uses have not been developed and are not, at such time, being developed by Licensee, then The Regents, through the Office of Technology Transfer, may give written notice to Licensee thereof.

3.3.2

Within [***] of such notice, Licensee shall give The Regents written notice stating whether Licensee agrees to develop and commercialize Licensed Products for such application (“New Licensed Products”). Such notice shall be accompanied by a plan for the development of New Licensed Products, including specific diligence requirements (the “New Licensed Product Development Plan”). If Licensee has not notified The Regents, in accordance with the foregoing, that Licensee agrees to develop and commercialize such New Licensed Products within such [***] period, then Licensee shall be deemed to not so agree.

3.3.3

If Licensee agrees, as set forth in Paragraph 3.3.2, to develop and commercialize such New Licensed Products, then Licensee shall (i) use Commercially Reasonable Efforts, as defined below, to proceed with the development, manufacture and commercialization of such New Licensed Products and use Commercially Reasonable Efforts to market the same in accordance with the Development Plan and in quantities sufficient to meet market demand; and (ii) Licensee shall submit a written progress report setting forth in detail the status of such development, manufacture and commercialization every six (6) months to The Regents, which may be a consolidated progress report combining the New Licensed Products and the Licensed Products.

3.3.3.1

“Commercially Reasonable Efforts” means, with respect to (i) achieving any objective by the Licensee, using diligent, good faith efforts to accomplish such objective as [***]; and (ii) with respect to any objective relating to the development or commercialization of any Licensed Product by the Licensee means those efforts and resources that would be used by Licensee with regard to the diligent development, manufacture and commercialization of pharmaceutical products [***].

ACTIVE/101829023.3

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

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3.3.4

If Licensee does not agree, as set forth in Paragraph 3.3.2, to develop and commercialize such New Licensed Products, or if Licensee fails to comply with Paragraph 3.3.3 in its pursuit of the development and commercialization thereof in accordance with the Development Plan, then The Regents shall have the right to seek one or more third parties for the development and commercialization of such New Licensed Products and refer such third party to Licensee so that such third party may request a sublicense allowing for development and commercialization of such New Licensed Products. If the third party requests a sublicense, then Licensee shall use commercially reasonable efforts to negotiate with such third party the terms and conditions for such sublicense.

3.3.5

If Licensee does not grant a sublicense to the third party within a reasonable time after such request (and, in any event, within [***] after such request) or refuses to grant such sublicense under reasonable terms, then Licensee shall promptly, or, in the event of such refusal, within [***] after such refusal, submit to The Regents a written report specifying the license terms proposed by the third party (“Third Party Terms”) and a written justification for the Licensee’s refusal or failure to grant such sublicense. If The Regents may dispute as to whether Third Party Terms are reasonable under the circumstances. If such a dispute arises, The Regents and Licensee will resolve such dispute promptly by negotiations between for The Regents the Executive Director of The University of California, San Francisco’s Office of Technology Management and the Chief Executive Officer of Licensee. If The Regents and Licensee fail to reach a resolution, upon the request of The Regents, The Regents and Licensee will discuss in good faith the possibility of arbitration. If it is finally determined that the Third Party Terms are reasonable, then Licensee shall (a) grant such sublicense to such third party on such terms; or (b) use Commercially Reasonable Efforts to develop such New Licensed Product in accordance with Paragraph [3], either by itself or through its affiliates or through its then current sublicensee.

2.4	Paragraph 7.1 is hereby deleted and replaced with the following:
“7.1	The Licensee will also pay to The Regents a license maintenance fee as follows for UC Case No. [***]:
7.1.1	[***] on [***].
7.1.2	[***] beginning on the [***] and continuing annually on each subsequent anniversary of the Effective Date of the Original Agreement

ACTIVE/101829023.3

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

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7.1.3

Notwithstanding the payment obligations set forth in Section 7.1.1 and 7.1.2, license maintenance fees set forth in Paragraphs 7.1.1 and 7.1.2 are not due on any anniversary of the Effective Date of the Original Agreement if on that date, the Licensee is Selling or otherwise exploiting Licensed Products or Licensed Services covered by Patent Rights under UC Case No. [***] and is paying an Earned Royalty to The Regents on the Net Sales of such Licensed Product or Licensed Service.

7.2	The Licensee will also pay to The Regents a license maintenance fee as follows for UC Case No. [***]:
7.2.1	[***] on [***].
7.2.2	[***] beginning on the [***] and continuing annually on each subsequent anniversary of the Second Amendment Effective Date.
7.2.3

Notwithstanding the payment obligations set forth in Section 7.2.1 and 7.2.2, license maintenance fees set forth in Paragraphs 7.2.1 and 7.2.2 are not due on any anniversary of the Second Amendment Effective Date if on that date, the Licensee is Selling or otherwise exploiting Licensed Products or Licensed Services covered by Patent Rights under UC Case No. [***] and is paying an Earned Royalty to The Regents on the Net Sales of such Licensed Product or Licensed Service.

7.3	The Licensee will also pay to The Regents a license maintenance fee as follows for UC Case No. [***]:
7.3.1	[***] on [***].
7.3.2	[***] beginning on the [***] and continuing annually on each subsequent anniversary of the Third Amendment Effective Date.
7.3.3

Notwithstanding the payment obligations set forth in Section 7.3.1 and 7.3.2, license maintenance fees set forth in Paragraphs 7.3.1 and 7.3.2 are not due on any anniversary of the Third Amendment Effective Date if on that date, the Licensee is Selling or otherwise exploiting Licensed Products or Licensed Services covered by Patent Rights under UC Case No. [***] and is paying an Earned Royalty to The Regents on the Net Sales of such Licensed Product or Licensed Service.

ACTIVE/101829023.3

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

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7.4	The Licensee will also pay to The Regents a license maintenance fee as follows for UC Case No. [***]:
7.4.1	[***] on b[***].
7.4.2	[***] beginning on the [***] and continuing annually on each subsequent anniversary of the Fourth Amendment Effective Date.
7.4.3

Notwithstanding the payment obligations set forth in Section 7.4.1 and 7.4.2, license maintenance fees set forth in Paragraphs 7.4.1 and 7.4.2 are not due on any anniversary of the Fourth Amendment Effective Date if on that date, the Licensee is Selling or otherwise exploiting Licensed Products or Licensed Services covered by Patent Rights under UC Case No. [***] and is paying an Earned Royalty to The Regents on the Net Sales of such Licensed Product or Licensed Service.

7.5	The Licensee will also pay to The Regents a license maintenance fee as follows for UC Case No. [***]:
7.5.1	[***] on [***].
7.5.2	[***] beginning on the [***] and continuing annually on each subsequent anniversary of the Fourth Amendment Effective Date.
7.5.3

Notwithstanding the payment obligations set forth in Section 7.5.1 and 7.5.2, license maintenance fees set forth in Paragraphs 7.5.1 and 7.5.2 are not due on any anniversary of the Fourth Amendment Effective Date if on that date, the Licensee is Selling or otherwise exploiting Licensed Products or Licensed Services covered by Patent Rights under UC Case No. [***] and is paying an Earned Royalty to The Regents on the Net Sales of such Licensed Product or Licensed Service.

7.6

The license maintenance fees set forth above in Paragraphs 7.1, 7.2, 7.3, 7.4, and 7.5 are non-refundable and are not an advance or otherwise creditable against any royalties or other payments required to be paid under the terms of this Agreement.

2.5	Paragraph 9.1.4 is hereby deleted and replaced in its entirety with the following:
“9.1.4	Licensee shall indicate to The Regents in royalty reports which Patent Rights correspond to the royalty payments for each Licensed Product.”

ACTIVE/101829023.3

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

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2.6	Paragraph 13.3 is hereby deleted and replaced with the following:
“13.3	The Licensee will:
13.3.1	[***]
13.3.2	[***]
13.3.3	With respect to one Licensed Product:

[***]

The Regents recognizes that there are uncertainties associated with the development of therapeutic products and the regulatory process required by the FDA (and Foreign regulatory authorities that are equivalent to the FDA), and that it may be necessary from time to time to amend one or more of the milestones under Paragraphs 13.3.3.2 through 13.3.3.7. Accordingly, if Licensee is unable to meet one or more of such specified milestones and Licensee demonstrates to The Regents, based on the Regents’ reasonable, objective, good faith assessment of Licensee’s demonstration and supporting documentation, that Licensee has used and is using Licensee’s diligent efforts (with supporting documentation) to meet such milestone and to [***], then upon submission in writing by Licensee to The Regents of the aforementioned diligent efforts and a plan to overcome such regulatory hurdles, The Regents will extend the deadline for each such milestone under Paragraphs 13.3.3.2 through 13.3.3.7 for a [***] provided Licensee also has paid to The Regents a fee, for each such extension, [***]. An extension of one milestone in Paragraph 13.3.3 will extend all remaining milestones in Paragraph 13.3.3 by the same extension time period, an extension of one milestone in Paragraph 13.3.4 will extend all remaining milestones in Paragraph 13.3.4, and an extension of one milestone in Paragraph 13.3.5 will extend all remaining milestones in Paragraph 13.3.5. For the avoidance of doubt, as of the Fourth Amendment Effective Date, Licensee has used one out of three one-year extensions.

and

13.3.5	use commercially reasonable efforts to fill the market demand for Licensed Products and Licensed Services following commencement of marketing at any time.
2.7	The following is hereby added to the end of Paragraph 14.4.1:

“If applicable, the report shall also include Licensee’s progress in developing any New Patent Products elected for commercial development by Licensee pursuant to Paragraph 3.3 of this Agreement.”

ACTIVE/101829023.3

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

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2.8	Paragraph 25.1.4 is hereby deleted and replaced with the following:

“in the case of notices, if sent by email, on the date the recipient acknowledges having received that email by either an email sent to the sender or by a notice delivered by another method in accordance with this section 25.1, provided that, automated replies and “read receipts” shall not be considered acknowledgement of receipt and any provision of notice of breach or termination shall be send using certified mail or global express carrier.

In the case of Licensee:	TheRas, Inc. 421 Kipling Street Palo Alto, CA 94301 Attention: Neil Kumar Email: [***]

In the case of The Regents:

For notices:
University of California, San Francisco
Innovation Ventures, Office of Technology Management, Box 2142
600 16th Street, Suite S272
San Francisco, CA 94143
(for Fed-Ex use postal code 94158)
Attention: Director, Technology Management
Referring to: UC Case Nos. [***]
Email: [***]

For remittance of payments:
Innovation Alliances and Services
Attn: Accounts Receivable University of California
Office of the President
1111 Franklin Street, 5th Floor
Oakland, CA 94607-5200
Referring to: UC Case Nos. [***]

3.	Fees
3.1

Amendment Issue Fee: the Licensee will pay to The Regents an amendment license issue fee of [***] within [***] of the Fourth Amendment Effective Date. This fee is non-refundable, non-cancelable and is not an advance or otherwise creditable against any royalties or other payments required to be paid under the terms of this Fourth Amendment or Original Agreement.

ACTIVE/101829023.3

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

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4.	Miscellaneous
4.1	All other terms and conditions of the Original Agreement will remain in full force and effect.
4.2

This Fourth Amendment may be executed in one or more counterparts, each of which together shall constitute one and the same Agreement. For purposes of executing this Agreement, a facsimile (including a PDF image delivered via email) copy of this Agreement, including the signature pages, will be deemed an original. The parties agree that neither party will have any rights to challenge the use or authenticity of a counterpart of this Agreement based solely on that its signature, or the signature of the other party, on such counterpart is not an original signature.

IN WITNESS WHEREOF, the parties hereto have executed these presents by their duly authorized officers or representatives as of the dates below:

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By	/s/ Gonzalo Barrera-Hernandez, Ph.D.
Name	Gonzalo Barrera-Hernandez, Ph.D.
Title	Associate Director, Innovation Ventures, UCSF
Date	December 16, 2019

THERAS, INC.

By	/s/ Eric Gomez
Name	Eric Gomez
Title	Vice President
Date	December 12, 2019

ACTIVE/101829023.3

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

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